Exhibit 99.1

Annual Meeting of Stockholders October 14, 2008

Inland Western Retail Real Estate Trust, Inc. Agenda 1. Call to Order and Opening Remarks: Robert D. Parks, Chairman of the Board 2. Introduction of Officers and Directors 3. Report of Quorum and Presentation of the Affidavit of Mailing of Proxy Solicitation: Kevin P. Kelly, Morrow & Company, LLC, Inspector of Elections 4. Election of Directors 5. Approval of Establishment of Inland Western Retail Real Estate Trust, Inc. 2008 Long-Term Equity Compensation Plan 6. Approval of Amendment and Restatement of Charter 7. Financial Report: Steven P. Grimes, Chief Operating Officer and Chief Financial Officer 8. Business Strategy Update: Michael J. O’Hanlon, Chief Executive Officer and President 9. Portfolio Update: Niall J. Byrne, President of Property Managers Shane C. Garrison, Chief Investment Officer 10. Announcement of Voting Results Mr. Kelly 11. Closing Remarks: Mr. O’Hanlon 12. Adjournment

Disclaimers Forward Looking Statements Certain statements in this presentation may constitute “forward-looking statements.” Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations , representations , plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Federal Private Securities Litigation Reform Act of 1995, and we include this statement for the purpose of complying with such safe harbor provisions . Future events and actual results, performance, transactions or achievements , financial or otherwise, may differ materially from the results , performance, trans actions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: Financial stability of tenants, including the ability of tenants to pay rent, the decision of tenants to close stores and the effect of bankruptcy laws and our ability to re-lease any resulting vacant space; Risks of real estate development, including the failure of pending developments and redevelopments to be completed on time and within budget and the failure of newly acquired or developed properties to perform as expected; Risks of joint venture activities, including development joint ventures ; The level and volatility of interest rates as well as significant challenges in the debt market and the availability of financing in general; National or local economic business, real estate and other market conditions, including the ability of the general economy to recover timely from economic downturns; The effect of inflation and other factors on fixed rental rates, operating expenses and real estate taxes; The competitive environment in which we operate and the supply of and demand for retail goods and services in our markets; Financial risks, such as the inability to renew existing tenant leases or obtain debt or equity financing at favorable terms, if at all; The increases in property and liability insurance costs and the ability to obtain appropriate insurance coverage; The ability to maintain our status as a REIT for federal income tax purposes; The effects of hurricanes and other natural disasters; Environmental and safety requirements and costs; and Other risks identified in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K and, from time to time, in other reports we file with the Securities and Exchange Commission (SEC). We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of June 30, 2008. This presentation should also be read in conjunction with our Prospectus , our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed with the SEC. Tenant Photographs and Logos The companies depicted may have proprietary interests in their trade names and trademarks. Nothing herein shall be considered to be an endorsement, authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the aforementioned companies . Further, none of the aforementioned companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner, other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc . Property Photographs Properties depicted in photographs in this presentation are wholly or partially owned by Inland Western Retail Real Estate Trust, Inc.

Board of Directors and Executive Officers Robert D. Parks, Chairman of the Board Kenneth H. Beard, Director Frank A. Catalano Jr., Director Paul R. Gauvreau, Director Gerald M. Gorski, Director Brenda G. Gujral, Director Richard P. Imperiale, Director Kenneth E. Masick, Director Barbara A. Murphy, Director Michael J. O’Hanlon, Chief Executive Officer and President Steven P. Grimes, Chief Operating Officer and Chief Financial Officer Shane C. Garrison, Chief Investment Officer Niall J. Byrne, President of Property Managers Dennis K. Holland, General Counsel and Secretary James W. Kleifges, Chief Accounting Officer

Financial Report Steven P. Grimes Chief Operating Officer & Chief Financial Officer

(in thousands, except per share amounts) 12/31/07 12/31/06 12/31/05 Total Assets $8,305,831 $8,328,274 $8,085,933 Mortgages and Notes Payable $4,271,160 $4,313,223 $3,941,011 Line of Credit $75,000 $ - $ - Weighted Average Interest Rate 4.99% 4.94% 4.83% Ratio of Debt to Assets 52.33% 51.79% 48.74% Shareholders’ Equity $3,598,765 $3,508,564 $3,657,679 Weighted Average Common Shares 454,287 441,816 350,644 Total Revenues1 $761,295 $709,838 $517,790 Total REIT-Level Operating Expenses1 $42,018 $54,729 $31,747 Funds From Operations2 $287,602 $286,398 $231,259 Funds From Operations / Share $0.63 $0.65 $0.66 Distributions Declared $292,615 $283,903 $223,716 Distributions Declared / Share $0.64 $0.64 $0.64 (1) Includes discontinued operations (2) FFO included $33.5 MM of impairment charges for the year ended 12/31/07 For further information, please see Form 10-K for years ended 12/31/05 through 12/31/07 Annual Financial Highlights

(in thousands, except per share amounts) 06/30/08 12/31/07 Total Assets $8,391,844 $8,305,831 Mortgages and Notes Payable $4,486,703 $4,271,160 Line of Credit $125,000 $75,000 Weighted Average Interest Rate 4.81% 4.99% Ratio of Debt to Assets 54.95% 52.33% Shareholders’ Equity $3,412,372 $3,598,765 06/30/08 06/30/07 Weighted Average Common Shares 483,740 448,512 Total Revenues1 $381,461 $377,542 Total REIT-Level Operating Expenses1 $10,756 $18,886 Funds From Operations2 $105,485 $134,183 Funds From Operations / Share $0.22 $0.30 Distributions Declared $155,149 $144,059 Distributions Declared / Share $0.32 $0.32 (1) Includes discontinued operations (2) FFO included $60.6MM and $18.8MM of impairment charges for the six months ended 6/30/08 and 6/30/07, respectively. Of these impairments $4.4MM was realized for the six months ended 6/30/08. For further information, please see Form 10-Q for the quarter ended 6/30/08 Year-to-Date Financial Highlights

(in thousands, except per share amounts) 06/30/08 12/31/07 Common shares outstanding 481,745 484,921 Cost per share1 $10.00 $10.00 Common Shares at Cost $4,817,450 $4,849,210 Fixed rate debt $4,166,560 $3,984,034 Weighted average fixed interest rate 4.94% 4.91% Variable rate debt $448,918 $362,126 Weighted average variable interest rate 3.61% 5.86% Mortgage premium/(discount) $(3,775) $ - Total Debt $4,611,703 $4,346,160 Total Weighted Average Interest Rate 4.81% 4.99% Cash and cash equivalents $223,031 $117,360 Investment in marketable securities $254,060 $240,493 Net Debt $4,134,612 $3,988,307 Minority interests $23,154 $21,527 Preferred equity $ - $ - Firm Book Value $8,975,216 $8,859,044 (1) Based on offering price of the shares during public offering period Capitalization Table

Fees Amount Comments Advisor asset management fee1 $23.8 million Not more than 1% per annum of average invested real estate assets Offering costs $0.0 million Total of $457 million paid to date is equal to 9.1% of collected capital Property management fees1 $30.0 million 4.5% of gross income collected from properties Mortgage servicing fees $0.6 million $125 per loan serviced per month Mortgage brokerage fees $0.9 million Loan brokerage fee of 0.2% Investment advisory fees $2.1 million 0.75% per annum (paid monthly) of aggregate market value of assets invested (1) Represents fees for 2007 through November 15, 2007, the date the company acquired its business manager/advisor and three property management companies Schedules of Fees and Expenses Accrued or Paid to Related Parties for 2007

Business Strategy Update Michael J. O’Hanlon Chief Executive Officer & President

Solid portfolio of strategically located assets in strong demographic areas with an average property age of 8 years Diversified tenant base reduces risk, with no tenant representing greater than 3% annualized base rent Conservative capital strategy incorporates solid balance sheet, attractive line of credit and efficient asset recycling Disciplined asset management begins with acquisition, and throughout property cycle incorporates asset type, demographics, financing and potential sale Two-pronged joint venture approach capitalizes on developer and institutional partnerships to enhance asset value and minimize risk Company Highlights

Disciplined asset management Select development projects and opportunistic acquisitions Effective balance sheet management Strategic Business Plan

Current economic environment requires ongoing review of properties within portfolio Acquisition criteria includes factors to perform in varying market conditions Investment in property-level monitoring and reporting systems Evaluation of financing and refinancing opportunities within portfolio Disciplined Asset Management

National Portfolio As of June 30, 2008 Own or have interests in 335 properties Over 51 million square feet Located in 38 states 182 consolidated multi-tenant properties 7 additional multi-tenant properties in institutional joint ventures 122 consolidated single-tenant properties 24 properties in 9 development joint Ventures 8-year average age 67% anchor or credit tenants1 96% occupied at June 30, 20081 (1) Includes properties we own or have an interest in, excluding developments

Tenant Name Locations Annualized % of Portfolio Base Rent Revenue2 Linens‘n Things 26 $10,226,477 1.72% Hollywood Video 4 506,587 0.09% Movie Gallery 4 271,873 0.05% Claddaugh Irish Pub3 1 149,675 0.03% Famous American Barbeque 1 161,945 0.03% Goody’s 2 400,145 0.07% Leisure Living/ Patio & Spa 1 329,300 0.06% Old Country Buffet 2 248,250 0.04% Village Inn 1 140,025 0.02% Bag ‘N Baggage 1 117,282 0.02% Whitehall Jewelers 1 47,243 0.01% Totals $12,598,802 2.14% (1) Subsequent to June 30, 2008, Mervyn’s declared Chapter 11 Bankruptcy (2) Based on annualized base rental income at 6/30/2008 (3) New owner and lease approved by court dependent upon new owner obtaining a liquor license Includes properties we own or have an interest in, excluding developments Managing Bankruptcy As of June 30, 20081

Portfolio President of Property Managers Niall J. Byrne Chief Investment Officer Shane C. Garrison

Portfolio by Annualized Base Rent As of June 30, 2008 Includes properties we own or have an interest in, excluding developments

Top 15 Retail Tenants Locations Annualized Base Rent % of PortfolioRevenue1 Mervyn’s 25 $17,601,390 2.96% Best Buy 23 13,082,159 2.20% Rite Aid 35 10,679,083 1.79% Ross Dress for Less 35 10,548,457 1.77% Linens ‘n Things 26 10,226,477 1.72% Stop & Shop 9 9,695,997 1.63% PetSmart 35 9,442,572 1.59% Bed Bath & Beyond 26 9,278,477 1.56% Home Depot 9 8,782,903 1.48% Circuit City 18 7,965,164 1.34% Wal-Mart 7 7,384,174 1.24% Publix 16 7,245,633 1.22% Michaels 25 6,709,265 1.13% Pier 1 Imports 37 6,706,488 1.13% Kohl’s 11 6,446,114 1.08% Totals $141,794,353 23.84% Diversified Tenant Mix No tenant constitutes more than 3% of annualized base rent (1) Based on annualized base rental income at 6/30/08 Includes properties we own or have an interest in, excluding developments

Tenant Name # of Locations1 33 12 5 16 26 13 20 3 Strong Anchors (1) Owned, shadow anchors, and under development

June 30, 2008 86 new leases signed = 3.6% increase over year-to-date June 30, 2007 290,486 square feet in new leases for six months ended June 30, 2008 Replacement lease rent increased 11.1% over previous tenants Physical occupancy 96% December 31, 2007 181 new leases signed = 11.7% increase over year-to-date December 31, 2006 679,874 square feet in new leases for year ended December 31, 2007 Replacement lease rent increased 12.0% over previous tenants Physical occupancy 97% Driving Organic Growth Impressive Results for New Leases Includes properties we own or have an interest in, excluding developments

Stabilized Lease Expirations Lease Expiration of Multi-Tenant Real Estate1 (1) Percentages based on total multi-tenant square footage only as of June 30, 2008 Includes properties we own or have an interest in, excluding developments 6.6% 5.57% 7.54% 6.66% 7.78% 9.77% 8.81% 5.08% 4.35% 2009 2010 2011 2012 2013 2014 2015 2016 2017

Development Joint Ventures

As of June 30, 2008

Project	Estimated Project SF[1]	IWEST Equity	Estimated Project Cost	Proposed Tenants[2]
Preston Trail Village (Dallas, TX)	179,359	$2,214	$24,185	Kroger, Bank of America, Dunkin' Donuts
Lake Mead Crossing (Henderson, NV)	710,775	26,885	109,582	Target, Sportsman's Warehouse, Staples, PetSmart, Ross, Marshalls
Wheatland Towne Crossing (Dallas, TX)	399,555	8,575	34,299	Target, T.J. Maxx, Ross, Aldi, Bank of America
Parkway Towne Crossing (Frisco, TX)	358,590	8,717	34,619	SuperTarget, Best Buy, Petco, Staples, Chili's
San Gorgonio Village (Beaumont, CA)	228,584	5,524	41,103	Kohl's
Albertsons Portfolio (16 properties in Denver MSA)	742,860	17,173	61,500	Sprouts Grocery, Staples, Dollar Tree, Office Max
Miller Towne Crossing (Billings, MT)	325,000	3,842	32,238	Cabela's, Sam's Club, Chili's, Comfort Suites
Green Valley Crossing (Henderson, NV)	289,204	9,096	42,596	Target, Glaziers, PetSmart
Bellevue Mall Redevelopment (Nashville, TN)	1,015,000	29,775	106,517	Target, Macy's, Sears, Kohl's, Bellevue Library
Operational				
Shoppes at Stroud (Stroud, PA)	145,204	5,700	33,567	Best Buy, PetSmart, Old Navy, Borders, Olive Garden
Totals	**4,394,131**	**$117,501**	**$520,206**	

Dollar amounts in thousands

(1) Project SF includes shadow anchors
(2) Actual tenants may differ

Parkway Towne Crossing Development Joint Ventures As of June 30, 2008 Location: Frisco, TX Estimate Project SF: 358,590 Anchors: SuperTarget, Best Buy, Staples

Development Joint Ventures As of June 30, 2008 Lake Mead Crossing Location: Henderson, NV Estimate Project SF: 710,775 Anchors: Target, Sportsman’s Warehouse

Marketing Highlights The Gateway Salt Lake City, UT Leasable SF: 623,928 Parades and festivals have become a tradition at The Gateway, including the recent American Idol parade for Salt Lake City finalist David Archuleta and the annual Chalk Art Festival. Major Tenants: Dick’s Sporting Goods, Barnes & Noble, Urban Outfitters, Discovery Gateway - Children’s Museum, Clark Planetarium/IMAX and Megaplex 12

Marketing Highlights Southlake Town Square Southlake, TX Leasable SF: 781,977 Southlake Town Square is home to the annual 4th of July firework show and Art at the Square. Major Tenants: Crate & Barrel, Pottery Barn, Talbots, Gap, Gymboree, Williams-Sonoma

Closing Michael J. O’Hanlon Chief Executive Officer & President

Maintain our disciplined approach in a challenging environment Resilient portfolio of newer properties in targeted locations of demographic growth Monitor our portfolio regularly to identify both issues and opportunities Manage the balance sheet for financial flexibility Capitalize on the existing market relationships and reputation of our sponsor and our management team Focused on the Future

Inland REIT Life Cycle Concept Create the concept, business plan and structure of the REIT Filings File with SEC, NASD and 50 States for clearance to sell stock Capital Raise Continue to Acquire Assets Joint Ventures; Development; Redevelopment Liquidity Event • Sell or merge the company • List on a National Exchange • Sell all assets 1 year 1 year 9 months 1-9 months 2 years End of Capital Raise Stabilization of portfolio and operations Depends on economic conditions Acquire Assets/Grow FFO Continue to Grow FFO Prospectus Develop and write detailed prospectus and other securities documents Due Diligence Broker/Dealer firms perform due diligence & sign agreements to sell stock Become Self-Administered Merge with • Business Manager • Property Management Companies • Consideration solely in stock

Annual Meeting of Stockholders October 14, 2008